AAM EQUITY FUND

                          Supplement Dated May 9, 2003
                        To Prospectus Dated March 1, 2003




The "Management of the Fund" section of the AAM Equity Fund Prospectus dated March 1, 2003 is modified to reflect that, effective May 9, 2003, Knox Fuqua has been joined by two other portfolio managers and the Fund is managed by committee.

     This supplement and the Prospectus dated March 1, 2003 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated March 1, 2003, which is incorporated herein by reference and can be obtained without charge by calling the Fund at (888) 905-2283.